Supplement to the
Fidelity® Select Portfolios®
April 29, 2005
Prospectus

The following information replaces the biographical information for Matthew Fruhan found in the "Fund Management" section on page 79.

Charles Hebard is manager of Financial Services Portfolio and Insurance Portfolio, which he has managed since May 2005 and June 2004, respectively. Mr. Hebard joined Fidelity Investments as a research analyst in 1999, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, he was an assistant vice president for Citicorp Securities Inc. in the Global Media and Communications division, from 1996 to 1997.

The following information replaces the biographical information for Jonathan Zang found in the "Fund Management" section on page 80.

Matthew Friedman is manager of Natural Gas Portfolio, which he has managed since June 2005. Since joining Fidelity Investments in 2000, Mr. Friedman has worked as a research analyst and portfolio manager. Prior to joining Fidelity, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York.

SEL-05-08 July 8, 2005
1.482105.175